BORROWINGS - Covenants (Details)	6 Months Ended
Jun. 30, 2013
BORROWINGS [Abstract]
Term Loan B facility covenants	The Term Loan Agreement requires maintenance of a loan to value ratio of 0.8 to 1.0, and other restrictive covenants customary for facilities of this type (subject to negotiated exceptions and baskets), including restrictions on indebtedness, liens, acquisitions and investments, restricted payments and dispositions. The Term Loan Agreement also provides for customary events of default.